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                                                                  EXHIBIT 10.6


                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

THIS AGREEMENT, made effective as of June 30, 1996, by and between STERLING FINANCIAL CORPORATION ("Sterling") and HAROLD B. GILKEY (the "Executive"),


                                   WITNESSETH:

WHEREAS, the Executive and Sterling entered into an Employment
Agreement as of July 1, 1995; and

WHEREAS, the parties desire to amend the existing Employment Agreement (the "Employment Agreement");

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. ELIMINATION OF STOCK APPRECIATION RIGHTS. The Executive hereby waives the right under the Employment Agreement to receive stock appreciation rights (SARs).

2. RELEASE OF STOCK APPRECIATION RIGHTS. The Executive hereby releases all SARs currently held by the Executive, including the right to exercise such SARs.

3. CONSIDERATION. In consideration of the said waiver and release the Executive will receive from Sterling the sum of $137,489. The said sum shall be paid hereunder by an immediate payment of $27,489 in cash to the Executive and by a contribution of $110,000 to Sterling's Deferred Compensation Plan for the benefit of the Executive. Beginning in Sterling's fiscal year 1997 and for each fiscal year thereafter during the remaining term of the Employment Agreement, the Executive shall also be granted a minimum of 5,000 stock options under Sterling's current stock option plan. This grant of stock options shall be in addition to any other grant of stock options to which the Executive is or may be entitled.

4. MISCELLANEOUS. Except as modified by this Agreement, the terms and conditions of the Employment Agreement shall remain in full force and effect. Terms used but not otherwise defined herein


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        shall have the meanings ascribed to such terms in the Employment
        Agreement.


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IN WITNESS WHEREOF, and intending to be legally bound, Sterling has caused this
Amendment to Employment Agreement to be executed by its duly authorized representatives and the Executive has signed this Amendment to Employment Agreement, all as of the first date above written.

                                       STERLING FINANCIAL CORPORATION

                                       BY: /s/ Robert B. Larrabee
                                           ----------------------------------
                                           ROBERT B. LARRABEE, Director and
                                           Chairman of Personnel Committee


ATTEST:

STERLING FINANCIAL CORPORATION

BY: /s/ Daniel G. Byrne
    ----------------------------------
        DANIEL G. BYRNE
        Senior Vice President-Finance


                                       EXECUTIVE:

                                       /s/ Harold B. Gilkey
                                       --------------------------------------
                                       HAROLD B. GILKEY